                                                                   Exhibit 10.11


                            WEIGH-TRONIX CANADA, ULC

                                   as Obligor

                                      and

                              FLEET NATIONAL BANK

                              as Collateral Agent



________________________________________________________________________________


                    AMENDED AND RESTATED SECURITY AGREEMENT


                                 June 13, 2000


________________________________________________________________________________


                                Stikeman Elliott

                               TABLE OF CONTENTS

                                             ARTICLE 1
                                          INTERPRETATION
Section 1.1    Defined Terms.................................................................   2
Section 1.2    Terms Incorporated by Reference...............................................   5
Section 1.3    Certain Phrases, etc..........................................................   5
Section 1.4    Gender and Number.............................................................   5
Section 1.5    Headings, etc.................................................................   6
Section 1.6    Schedules.....................................................................   6

                                             ARTICLE 2
                                             SECURITY

Section 2.1    Grant of Security.............................................................   6
Section 2.2    Secured Obligations Secured...................................................   7
Section 2.3    Attachment....................................................................   7
Section 2.4    Scope of Security Interest....................................................   8
Section 2.5    Grant of Licence to Use Intellectual Property.................................   9
Section 2.6    Care and Custody of Collateral................................................  10
Section 2.7    Rights of the Obligor.........................................................  10

                                             ARTICLE 3
                                            ENFORCEMENT

Section 3.1    Enforcement...................................................................  11
Section 3.2    Remedies......................................................................  11
Section 3.3    Additional Rights.............................................................  12
Section 3.4    Receiver's Powers.............................................................  13
Section 3.5    Appointment of Attorney.......................................................  13
Section 3.6    Dealing with the Collateral...................................................  14
Section 3.7    Standards of Sale.............................................................  14
Section 3.8    Dealings by Third Parties.....................................................  15
Section 3.9    Registration Rights...........................................................  15

                                             ARTICLE 4
                             REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.1    General Representations, Warranties and Covenants.............................  16
Section 4.2    Representations, Warranties and Covenants Concerning Intellectual Property....  22

                                   ARTICLE 5
                                    GENERAL
Section 5.1     Notices.....................................................  24
Section 5.2     Releases....................................................  25
Section 5.3     No Merger, Survival of Representations and Warranties.......  25
Section 5.4     Further Assurances..........................................  25
Section 5.5     Supplemental Security.......................................  26
Section 5.6     Successors and Assigns......................................  26
Section 5.7     Overdue Amounts.............................................  26
Section 5.8     Severability................................................  26
Section 5.9     Waivers, etc................................................  26
Section 5.10    Application of Proceeds.....................................  26
Section 5.11    Collateral Agent............................................  27
Section 5.12    No Novation.................................................  28
Section 5.13    Governing Law...............................................  28

                    AMENDED AND RESTATED SECURITY AGREEMENT

     Amended and Restated Security Agreement dated as of the 13th day of June, 2000, made by WEIGH-TRONIX CANADA, ULC, an unlimited company incorporated and existing under the laws of the Province of Nova Scotia, to and in favour of FLEET NATIONAL BANK for the benefit of and as agent of the Secured Creditors.

     WHEREAS:

A. the Obligor, the guarantors referred to therein, the Original Borrowers, Fleet National Bank (as successor to BankBoston N.A.), as Foreign Agent and as Foreign Bank, the other lending institutions listed on Schedule I thereto and the Original Agent entered into the Existing Credit Agreement providing for the making of credit facilities available to the Original Borrowers;

B. the Obligor entered into the Original Guarantee pursuant to which the Obligor guaranteed the Obligations (as defined in the Existing Credit Agreement) of the Original Borrowers under the Existing Credit Agreement;

C. the Obligor entered into the Original Security Agreement as security for the payment and performance of the Obligor"s obligations under the Existing Credit Agreement, the Original Guarantee and the other Loan Documents (as such term is defined in the Existing Credit Agreement);

D. pursuant to an assignment and acceptance agreement dated as of the 13th day of June, 2000 between, inter alia, the Obligor, the Original Borrowers, the Original Creditors, the Lenders, the Agent and the Collateral Agent, the parties to the Existing Credit Agreement assigned, inter alia, all of their respective rights and obligations under the Existing Credit Agreement and the other Loan Documents to the parties to the Amended and Restated Credit Agreement;

E. in connection with the foregoing, the Obligor and SWT, as borrowers, Weigh-Tronix, LLC, certain banks and financial institutions party thereto, Lehman Brothers Inc., as sole advisor, Lehman Brothers Inc. and FleetBoston Robertson Stephens Inc., as co-arrangers and co-book managers, Lehman Commercial Paper Inc., as syndication agent, Fleet National Bank, as security agent, and the Agent have amended and restated the Existing Credit Agreement on the terms and conditions contained in the Amended and Restated Credit Agreement; and

F. it is a condition precedent to the continued extensions of credit to the Obligor and SWT on the terms and conditions of the Amended and Restated Credit Agreement that the Obligor amend and restate the Original Security Agreement in its entirety on the terms and conditions herein contained.

     NOW THEREFORE, in consideration of the foregoing premises, the sum of Cdn.$10.00 in lawful money of Canada now paid by the Collateral Agent to the Obligor and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the Obligor agrees as follows:

                                  ARTICLE 1
                                INTERPRETATION

Section 1.1  Defined Terms.

     As used in this amended and restated security agreement and the recitals hereto, the following terms have the following meanings:

     "Agent" means Fleet National Bank acting as administrative agent for the Lenders under the Amended and Restated Credit Agreement and any successor appointed pursuant to the Amended and Restated Credit Agreement.

     "Amended and Restated Credit Agreement" means the amended and restated credit agreement dated as of the 13/th/ day of June, 2000, among the Obligor and SWT, as borrowers, Weigh-Tronix, LLC, certain banks and financial institutions party thereto, as lenders, Lehman Brothers Inc., as sole advisor, Lehman Brothers Inc. and FleetBoston Robertson Stephens Inc., as co-arrangers and co-book managers, Lehman Commercial Paper Inc., as syndication agent, Fleet National Bank, as security agent, and the Agent, as the same may be further amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time and including any agreement extending the maturity of, refinancing or restructuring (including the inclusion of additional borrowers thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agent or lenders.

     "Amended and Restated Guarantee" means the Original Guarantee, as amended and restated by the amended and restated guarantee made as of the date hereof by the Obligor in favour of the Secured Creditors and the Collateral Agent, as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time.

     "Borrowers" means, collectively, the Obligor and SWT.

     "Collateral" has the meaning ascribed thereto in Section 2.1.

     "Collateral Agent" means the Agent acting as collateral agent for the Secured Creditors.

     "Credit Documents" means, collectively, the Amended and Restated Credit Agreement, the Loan Documents, the Letters of Credit, any Specified Hedge Agreement and any other document, made, delivered or given in connection therewith.

     "Event of Default" shall mean any Event of Default under, and as defined in, the Amended and Restated Credit Agreement or any payment default after any applicable grace period, under any other Credit Document.

     "Existing Credit Agreement" means the credit agreement dated as of the 1st day of May, 1998 among the Original Borrowers, Fleet National Bank (as successor to BankBoston N.A.), as Foreign Agent and as Foreign Bank, the other lending institutions listed on Schedule I thereto, and the Original Agent as amended, restated, modified and in effect immediately prior to the date of execution of the Amended and Restated Credit Agreement.

     "Governmental Entity" means any (i) multinational, federal, provincial, state, municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the foregoing, or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the above.

     "Instruments" means, (i) a bill, note or cheque within the meaning of the Bills of Exchange Act (Canada) or any other writing that evidences a right to the payment of money and is of a type that in the ordinary course of business is transferred by delivery with any necessary endorsement or assignment, or (ii) a letter of credit and an advice of credit if the letter or advice states that it must be surrendered upon claiming payment thereunder, or (iii) chattel paper or any other writing that evidences both a monetary obligation and a security interest in or a lease of specific goods, or (iv) documents of title or any other writing that purports to be issued by or addressed to a bailee and purports to cover such goods in the bailee"s possession as are identified or fungible portions of an identified mass, and that in the ordinary course of business is treated as establishing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers, or (v) any document or writing commonly known as an instrument.

     "Lenders" means, collectively, Lehman Brothers Inc., as sole advisor, Lehman Brothers Inc. and FleetBoston Robertson Stephens Inc., as co-arrangers and co-book managers, Lehman Commercial Paper Inc., as syndication agent, the Agent and the several banks and other financial institutions or entities from time to time parties to the Amended and Restated Credit Agreement, and their respective successors and permitted assigns.

     "Letters of Credit" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Lien" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Loan Documents" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Material Adverse Effect" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Negotiable Collateral" has the meaning ascribed thereto in Section 2.3(3).

     "Obligor" means Weigh-Tronix Canada, ULC, an unlimited company incorporated and existing under the laws of the Province of Nova Scotia and its successors and permitted assigns.

     "Original Agent" means Fleet National Bank, as successor to BankBoston, N.A., acting as administrative agent for the Original Lenders under the Existing Credit Agreement.

     "Original Borrowers" means, collectively, Palometa Investments B.V., SWT Limited, Salter Housewares Holdings Limited, and Salter Housewares Limited, as borrowers under the Existing Credit Agreement and their respective successors and permitted assigns.

     "Original Collateral Agent" means the Original Agent acting as collateral agent for various secured creditors pursuant to the Original Security Agreement.

     "Original Creditors" means, collectively, the Original Lenders, the Original Agent and the Original Collateral Agent.

     "Original Guarantee" means a guaranty by the Obligor dated as of the 1/st/ day of May, 1998, guaranteeing the payment and performance of the Original Borrowers" obligations under the Existing Credit Agreement as amended, modified, supplemented and in effect immediately prior to the execution and delivery of the Amended and Restated Guarantee.

     "Original Lenders" means, collectively, the lenders party to the Existing Credit Agreement and their respective successors and assigns.

     "Original Security Agreement" means a security agreement between the Obligor and the Original Agent dated as of the 1/st/ day of May, 1998, as security for payment and performance of the Obligor"s obligations under the Existing Credit Agreement and the other Obligations (as defined therein), as amended, modified, supplemented and in effect immediately prior to the execution and delivery of this amended and restated security agreement.

     "Person" means a natural person, partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Entity, and pronouns have a similarly extended meaning.

     "Restricted Asset" has the meaning ascribed thereto in Section 2.4(1).

     "Secured Creditors" means, collectively, the Agent, the Collateral Agent, the Lenders, and each of the Agent, a Lender or any affiliate of such Lender, as a counterparty under any Specified Hedge Agreement.

     "Secured Obligations" has the meaning ascribed thereto in Section 2.2.

     "Securities" means a document that is, (i) issued in bearer, order or registered form, (ii) of a type commonly dealt in upon securities exchanges or markets or commonly recognized in any area in which it is issued or dealt in as a medium for investment, (iii) one of a class or series or by its terms is divisible into a class or series of documents, and (iv) evidence of a share, participation or other interest in property or in any enterprise or is evidence of an obligation of the issuer and includes an uncertificated security.

     "Security Documents" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Security Interest" has the meaning ascribed thereto in Section 2.2.

     "Specified Hedge Agreement" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "Subsidiaries" has the meaning ascribed thereto in the Amended and Restated Credit Agreement.

     "SWT" means SWT Finance B.V., a limited liability company organized under the laws of The Netherlands, and its successors and permitted assigns.

Section 1.2  Terms Incorporated by Reference.

     Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the "PPSA") and used but not otherwise defined in this amended and restated security agreement shall have the same meanings.

Section 1.3  Certain Phrases, etc.

     In this amended and restated security agreement the words "including" and "includes" mean "including (or includes) without limitation".

Section 1.4  Gender and Number.

     Any reference in this amended and restated security agreement to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

Section 1.5  Headings, etc.

     The division of this amended and restated security agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

Section 1.6  Schedules.

     The Schedules A to D attached to this amended and restated security agreement shall, for all purposes of this amended and restated security agreement, form an integral part of it.

                                   ARTICLE 2
                                   SECURITY

Section 2.1  Grant of Security.

     Subject to Section 2.4, the Obligor grants, assigns, mortgages, charges, hypothecates and pledges to and deposits with (to the extent the Obligor has possession thereof) the Collateral Agent, for the benefit of the Secured Creditors, a security interest in all of the Obligor"s right, title and interest in and to the personal property and undertaking of the Obligor now owed or hereafter acquired (collectively, the "Collateral") including any and all of the
Obligor's:

     (a) inventory including goods held for sale, lease or resale, goods furnished or to be furnished to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing and materials used or consumed in the business of the Obligor;

     (b) equipment, machinery, furniture, fixtures, plant, vehicles and other goods of every kind and description and all licences and other rights and all records, files, charts, plans, drawings, specifications, manuals and documents relating thereto;

     (c) accounts due or accruing and all agreements, books, accounts, invoices, letters, documents and papers recording, evidencing or relating thereto;

     (d) money, documents of title, chattel paper, Instruments and Securities, including the Instruments and Securities listed in Schedule "A";

     (e) intangibles including all security interests, goodwill, choses in action, contracts, contract rights, software and other contractual benefits;

     (f) all trademarks, trademark registrations and pending trademark applications, patents and pending patent applications and copyrights, designs, confidential information and other intellectual property (collectively, the "Intellectual Property");

     (g) all substitutions and replacements of and increases, additions and, where applicable, accessions to the property described in Sections 2.1(a)-(f) inclusive; and

     (h) proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Sections 2.1(a)-(g) inclusive or the proceeds of such proceeds.

Section 2.2    Secured Obligations Secured.

(1) The security interest granted hereby (the "Security Interest") secures the payment and performance of all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Obligor to the Collateral Agent and the Secured Creditors, in any currency, and whether incurred by the Obligor alone or with another or others, arising out of, in connection with or pursuant to the Amended and Restated Credit Agreement, the Amended and Restated Guarantee and the other Credit Documents (collectively, and together with the expenses, costs and charges set out in Section 2.2(2), the "Secured Obligations").

(2) All expenses, costs and charges incurred by or on behalf of the Collateral Agent and the Secured Creditors in connection with this amended and restated security agreement, the Security Interest or the Collateral, including all legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Secured Creditors' interest in any Collateral, whether or not directly relating to the enforcement of this amended and restated security agreement or any other Credit Document, shall be added to and form a part of the Secured Obligations.

Section 2.3    Attachment.

(1) The Obligor acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and
     (iv) it has received a duplicate original copy of this amended and restated security agreement.

(2) If any Security or Instrument is now or at any time hereafter becomes evidenced, in whole or in part, by uncertificated securities registered or recorded in records maintained by or on behalf of the issuer thereof in the name of a clearing agency or a custodian or of a nominee of either, the Obligor shall, at the request of the Collateral Agent, cause the Security or Instrument to be entered in the records of the clearing agency or custodian.

(3) The Obligor hereby deposits with the Collateral Agent any and all certificates evidencing the Securities listed in Schedule "A", each registered in the name of the Collateral Agent or its nominee. If the Obligor acquires any chattel paper, instrument, security or negotiable document of title, Instrument, Security or other certificate, document, instrument or other writing constituting Collateral (collectively, "Negotiable Collateral"), the Obligor will, within 15 days after receipt notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver to the Collateral Agent the Negotiable Collateral as security for the Secured Obligations and shall, at the request of the Collateral Agent (i) cause the transfer of the Negotiable Collateral to the Collateral Agent to be registered wherever, in the reasonable opinion of the Collateral Agent, such registration may be required or advisable, (ii) duly endorse the same for transfer in blank or as the Collateral Agent may reasonably direct, and (iii) immediately deliver to the Collateral Agent any and all consents or other documents which may be necessary to effect the transfer of the Negotiable Collateral to the Collateral Agent or any third party.

(4) The Obligor will promptly inform the Collateral Agent in writing of the acquisition by the Obligor of any personal property which is not adequately described in Section 2.1, and the Obligor will execute and deliver, at its own expense, from time to time, amendments to this amended and restated security agreement and its schedules or additional security agreements or schedules as may be reasonably required by the Collateral Agent.

Section 2.4    Scope of Security Interest.

(1) To the extent that an assignment of amounts payable and other proceeds arising under or in connection with any agreement, licence, permit or quota of the Obligor (each, a "Restricted Asset") is prohibited by the terms thereof, the Security Interest created hereunder will constitute a trust created in favour of the Collateral Agent and the Secured Creditors pursuant to which the Obligor shall hold as trustee all proceeds arising under or in connection with the Restricted Asset in trust for the Collateral Agent on the following basis:

          (i) until the Security Interest has become enforceable, the Obligor shall be entitled to receive all such proceeds; and

          (ii) whenever the Security Interest has become enforceable, all rights of the Obligor to receive such proceeds shall cease, the Obligor shall at the request of the Collateral Agent take all such actions to collect and enforce payment and other rights arising under the Restricted Asset in accordance with the instructions of the Collateral Agent and all such proceeds arising under or in connection with the Restricted Asset shall be immediately paid over to the Collateral Agent for the benefit of the Secured Creditors.

The Obligor shall not exercise any rights of set off with respect to amounts payable under or in connection with any Restricted Asset and shall use all commercially reasonable efforts to ensure that no other party to the Restricted Asset shall exercise any rights of set off against any amounts payable thereunder. The Obligor shall use all commercially reasonable efforts to obtain the consent of each other party to the Restricted Asset to the assignment of the Restricted Asset to the Collateral Agent in accordance with this amended and restated security agreement and shall use all commercially reasonable efforts to ensure that all agreements entered into on and after the date hereof expressly permit assignments of the benefits of such agreements as collateral security to the Collateral Agent in accordance with the terms of this amended and restated security agreement.

(2) Until the Security Interest shall have become enforceable, the grant of the Security Interest in the Intellectual Property shall not affect in any way the Obligor's rights to commercially exploit the Intellectual Property, defend it, enforce the Obligor's rights in it or with respect to it against third parties in any court or claim and be entitled to receive any damages with respect to any infringement of it.

(3)  The Security Interest shall not extend to consumer goods.

(4) The Security Interest shall not extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease, now held or hereafter acquired by the Obligor in respect of real property, but the Obligor shall stand possessed of any such last day upon trust to assign and dispose of it as the Collateral Agent may reasonably direct.

(5) To the extent that the creation of the Security Interest will constitute a breach under any real property lease or sub-lease (each a "Restricted Lease"), the Security Interest will not attach to the Restricted Lease but the Obligor shall hold its interest in the Restricted Lease in trust for the Collateral Agent and shall, upon the request therefor from the Collateral Agent, (i) obtain the consent of the other party thereto; and
     (ii) assign such Restricted Lease to the Collateral Agent, or as it may direct, immediately upon obtaining the consent of the other party. The Corporation shall use all commercially reasonable efforts to ensure that all real property leases, sub-leases and other agreements entered into on and after the date hereof expressly permit the creation of Security Interest in the interests of the Corporation therein and assignments of the benefits of such agreements as collateral security to the Collateral Agent in each case in accordance with the terms of this amended and restated security agreement.

Section 2.5  Grant of Licence to Use Intellectual Property.

     For purposes of enabling the Collateral Agent to exercise its rights and remedies pursuant to Article 3, at such time as the Collateral Agent shall be lawfully entitled to exercise its rights and remedies and for no other purpose, the Obligor grants to the Collateral Agent an irrevocable, nonexclusive licence (exercisable without payment of royalty or other compensation to the Obligor) to use, assign or sublicense any of the Intellectual Property wherever the same may be located, including in such licence access to (i) all media in which any of the licensed items may be recorded or stored, and (ii) all software and computer programs used for compilation or print-out.

Section 2.6    Care and Custody of Collateral.

(1) The Collateral Agent and the Secured Creditors shall have no obligation to keep Collateral in their possession identifiable.

(2) The Collateral Agent may, after the Security Interest shall have become enforceable, (i) notify any Person obligated on an account or on chattel paper or any obligor on an instrument to make payments to the Collateral Agent, whether or not the Obligor was previously making collections on such accounts, chattel paper, instruments, (ii) assume control of any proceeds arising from the Collateral.

(3) The Collateral Agent need not see to the collection of dividends on, or exercise any option or right in connection with, the Securities and Instruments and need not protect or preserve them from depreciating in value or becoming worthless and is released from all responsibility for any loss of value. The Collateral Agent shall be bound to exercise in the physical keeping of the Collateral only the same degree of care as it would exercise with respect to its own Securities kept at the same place.

Section 2.7    Rights of the Obligor.

(1) Until the Security Interest has become enforceable, the Obligor shall be entitled to vote the Securities and to receive all cash dividends. In order to allow the Obligor to vote the Securities, the Collateral Agent shall from time to time, at the request and the expense of the Obligor, (i) execute valid proxies appointing proxyholders to attend and act at meetings of shareholders, and (ii) execute resolutions in writing, all pursuant to the relevant provisions of the issuer's governing legislation. Whenever the Security Interest has become enforceable, all rights of the Obligor to vote (under any proxy given by the Collateral Agent (or its nominee) in connection herewith or otherwise) or to receive dividends shall cease and all such rights shall become vested solely and absolutely in the Collateral Agent.

(2) Any dividends received by the Obligor contrary to Section 2.7(1) or any other moneys or property which may be received by the Obligor after the Security Interest has become enforceable for, or in respect of, the Collateral shall be received as trustee for the Collateral Agent and the Secured Creditors and shall be immediately paid over to the Collateral Agent.

(3) For greater certainty, the Securities and Instruments shall include any substitutions therefor, additions thereto or proceeds thereof and all interests, rights and claims of the Obligor in respect thereof, arising out of any consolidation, subdivision, reclassification, stock dividend or similar increase or decrease in or alteration of the capital of the issuer of the Securities and Instruments or any other event and all interest, dividends, cash, options, warrants, rights, instruments and other property and monies now or hereafter received, distributed or declared in respect of or in exchange for such Securities and Instruments and all other rights, interests and claims of the Obligor in respect of such Securities and Instruments or evidenced thereby.

                                   ARTICLE 3
                                  ENFORCEMENT

Section 3.1  Enforcement.

     The Security Interest shall be and become enforceable against the Obligor if and when the Obligor shall fail to pay or perform all or any portion of the Secured Obligations, when due and payable or to be performed, as the case may be.

Section 3.2  Remedies.

     Whenever the Security Interest has become enforceable, the Collateral Agent may realize upon the Collateral and enforce the rights of the Collateral Agent and the Secured Creditors by:

     (a) entry onto any premises where Collateral consisting of tangible personal property may be located;

     (b) entry into possession of the Collateral by any method permitted by law;

     (c)  sale or lease of all or any part of the Collateral;

     (d) exercise and enforce all rights and remedies of a holder of the Securities and Instruments as if the Collateral Agent were the absolute owner thereof (including, if necessary, causing the Collateral to be registered in the name of the Collateral Agent or its nominee if not already done);

     (e)  collection of any proceeds arising in respect of the Collateral;

     (f) collection, realization or sale of, or other dealing with, the accounts;

     (g) license or sublicense, whether on an exclusive or nonexclusive basis, any Intellectual Property for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine (taking into account such provisions as may be necessary to protect and preserve such Intellectual Property);

     (h) appointment by instrument in writing of a receiver (which term as used in this amended and restated security agreement includes a receiver and manager) or agent of all or any part of the Collateral and removal or replacement from time to time of any receiver or agent;

     (i) institution of proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Collateral;

     (j) institution of proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the Collateral;

     (k) filing of proofs of claim and other documents to establish claims to the Collateral in any proceeding relating to the Obligor; and

     (l) any other remedy or proceeding authorized or permitted under the PPSA or otherwise by law or equity.

Such remedies may be exercised from time to time separately or in combination and are in addition to, and not in substitution for, any other rights of the Collateral Agent and the Secured Creditors however created. The Collateral Agent shall not be bound to exercise any right or remedy, and the exercise of rights and remedies shall be without prejudice to the rights of the Collateral Agent and the Secured Creditors in respect of the Secured Obligations including the right to claim for any deficiency.

Section 3.3  Additional Rights.

     In addition to the remedies set forth in Section 3.2, the Collateral Agent may, whenever the Security Interest has become enforceable:

     (a) require the Obligor, at the Obligor's expense, to assemble the Collateral at a place or places designated by notice in writing and the Obligor agrees to so assemble the Collateral;

     (b) require the Obligor, by notice in writing, to disclose to the Collateral Agent the location or locations of the Collateral and the Obligor agrees to make such disclosure when so required;

     (c) repair, process, modify, complete or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Obligor or otherwise;

     (d) carry on all or any part of the business of the Obligor and, to the exclusion of all others including the Obligor, enter upon, occupy and use all or any of the premises, buildings, and other property of or used by the Obligor for such time as the Collateral Agent sees fit, free of charge, and the Collateral Agent and the Secured Creditors shall not be liable to the Obligor for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages incurred in connection with or resulting from such action;

     (e) borrow for the purpose of carrying on the business of the Obligor or for the maintenance, preservation or protection of the Collateral and grant a security interest in the Collateral, whether or not in priority to the Security Interest, to secure repayment; and

     (f) commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and give good and valid receipts and discharges in respect of the Collateral and compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any third party to the Obligor.

Section 3.4  Receiver's Powers.

(1) Any receiver appointed by the Collateral Agent shall be vested with the rights and remedies which could have been exercised by the Collateral Agent in respect of the Obligor or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments. The identity of the receiver, its replacement and its remuneration shall be within the sole and unfettered discretion of the Collateral Agent.

(2) Any receiver appointed by the Collateral Agent shall act as agent for the Collateral Agent for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Obligor. The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Obligor or as agent for the Collateral Agent as the Collateral Agent may determine in its discretion. The Obligor agrees to ratify and confirm all actions of the receiver acting as agent for the Obligor, and to release and indemnify the receiver in respect of all such actions.

(3) The Collateral Agent, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Obligor or otherwise and shall not be responsible for any misconduct or negligence of such receiver.

Section 3.5  Appointment of Attorney.

     The Obligor hereby irrevocably appoints the Collateral Agent (and any officer thereof) as attorney of the Obligor (with full power of substitution) to exercise in the name of and on behalf of the Obligor, whenever the Security Interest has become enforceable, any of the Obligor's right (including the right of disposal), title and interest in and to the Collateral including the execution, endorsement, delivery and transfer of the Collateral to the Collateral Agent, its nominees or transferees, and the Collateral Agent and its nominees or transferees are hereby empowered to exercise all rights and powers and to perform all acts of ownership with respect to the Collateral to the same extent as the Obligor might do. All acts of the attorney are ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing, except for its own gross negligence or wilful misconduct. This appointment and power of substitution, being coupled with an interest, are irrevocable and shall not terminate upon the bankruptcy, dissolution, winding up or insolvency of the Obligor.

Section 3.6  Dealing with the Collateral.

(1) The Collateral Agent and the Secured Creditors shall not be obliged to exhaust their recourse against the Obligor or any other Person or against any other security they may hold in respect of the Secured Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Collateral Agent may consider desirable.

(2) The Collateral Agent and the Secured Creditors may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Obligor and with other Persons, sureties or securities as they may see fit without prejudice to the Secured Obligations, the liability of the Obligor or the rights of the Collateral Agent and the Secured Creditors in respect of the Collateral.

(3) Except as otherwise provided by law or this amended and restated security agreement, the Collateral Agent and the Secured Creditors shall not be (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any persons in respect of the Collateral, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

Section 3.7  Standards of Sale.

     Without prejudice to the ability of the Collateral Agent to dispose of the Collateral in any manner which is commercially reasonable, the Obligor acknowledges that:

     (a)  the Collateral may be disposed of in whole or in part;

     (b) the Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

     (c) any assignee of such Collateral may be the Collateral Agent, a Secured Creditor or a customer of any such Person;

     (d) any sale conducted by the Collateral Agent shall be at such time and place, on such notice and in accordance with such procedures as the Collateral Agent, in its sole discretion, may deem advantageous;

     (e) the Collateral may be disposed of in any manner and on any terms necessary to avoid violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that the prospective bidders and purchasers have certain qualifications, and restrict the prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of the Collateral) or in order to obtain any required approval of the disposition (or of the resulting purchase) by any governmental or regulatory authority or official;

     (f) a disposition of the Collateral may be on such terms and conditions as to credit or otherwise as the Collateral Agent, in its sole discretion, may deem advantageous; and

     (g) the Collateral Agent may establish an upset or reserve bid or price in respect of the Collateral.

Section 3.8  Dealings by Third Parties.

(1) No Person dealing with the Collateral Agent, any of the Secured Creditors or an agent or receiver shall be required to determine (i) whether the Security Interest has become enforceable, (ii) whether the powers which such Person is purporting to exercise have become exercisable, (iii) whether any money remains due to the Collateral Agent or the Secured Creditors by the Obligor, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the propriety or regularity of any sale or other dealing by the Collateral Agent or any Secured Creditor with the Collateral, or (vi) how any money paid to the Collateral Agent or the Secured Creditors has been applied.

(2) Any bona fide purchaser of all or any part of the Collateral from the Collateral Agent or any receiver or agent shall hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Obligor, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Obligor has or may have under any rule of law or statute now existing or hereafter adopted.

Section 3.9  Registration Rights

     If the Collateral Agent shall determine to exercise its right to sell any or all of the Securities pledged hereunder, and if in the opinion of the Collateral Agent it is necessary or advisable to have any such Securities to be:

     (a) qualified for distribution by prospectus pursuant to the applicable securities legislation in any or all provinces of Canada, the Obligor will cause the issuer thereof to (i) use its best efforts to file, and obtain a receipt from the applicable securities regulatory authorities, for a preliminary and final prospectus offering for sale such number of Securities as the Collateral Agent shall direct; and (ii) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such certificates, instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to qualify such Securities for distribution by prospectus pursuant to the applicable securities legislation in any or all provinces of Canada; or

     (b) sold or registered under the provisions of the U.S. Securities Act of 1933, as amended, the Obligor will cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Securities pledged hereunder, or that portion thereof to be sold, under the provisions of the U.S. Securities Act of 1933, as amended,
          (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Securities pledged hereunder, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the U.S. Securities Act of 1933, as amended, and the rules and regulations applicable thereto.

The Obligor agrees to cause such issuer to comply with the provisions of the securities legislation in effect in any or all of the provinces of Canada, the U.S. Securities Act of 1933, as amended, and the securities or "Blue Sky" laws of any jurisdictions outside Canada, in each case, which the Collateral Agent shall designate.

                                  ARTICLE 4
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.1  General Representations, Warranties and Covenants.

     The Obligor hereby represents and warrants and covenants and agrees that:

     (a) Title to Collateral, etc. The Obligor is the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for the Security Interest created by this security agreement and other liens permitted by the Amended and Restated Credit Agreement. Except for outstanding accounts in the aggregate amount of no more than Cdn. $50,000, none of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a Governmental Entity.

     (b) Continuous Perfection. The Obligor's place of business or, if more than one, the chief executive office is indicated on the perfection certificate delivered by the Obligor to the Collateral Agent herewith and attached as Schedule "B" (the "Perfection Certificate"). The Obligor will not change the same, or the name, identity or corporate structure of the Obligor in any manner, without providing at least fifteen (15) days prior written notice to the Collateral Agent.
          Except for sales of inventory made in the ordinary course of business, the Collateral, to the extent not delivered to the Collateral Agent pursuant to Section 2.3(3), will be kept at those locations listed on the Perfection Certificate, and the Obligor will not remove the Collateral from such locations, without providing at least fifteen
          (15) days prior written notice to the Collateral Agent.

     (c) No Liens. Except for the Security Interest herein granted and liens permitted by the Amended and Restated Credit Agreement, the Obligor shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Obligor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Collateral Agent or any of the Secured Creditors. The Obligor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favour of any person other than the Collateral Agent, for the benefit of the Secured Creditors, except for liens permitted by the Amended and Restated Credit Agreement.

     (d)  Pledged Securities and Instruments.

          (i) The shares pledged by the Obligor hereunder constitute all the issued and outstanding shares of all classes and instruments of the shares and instruments of each issuer owned by the Obligor and have been duly and validly issued and are fully paid and non-assessible;

          (ii) No person, firm or corporation has or will have any written or oral option, warrant, right, call, commitment, conversion right, right of exchange or other agreement or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement to acquire any right or interest in any of the Securities and Instruments;

          (iii) Each of the Securities and Instruments pledged by the Obligor hereunder constitutes, where applicable, the legal, valid and binding obligation of the Obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors" rights severally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (iv) Without the prior written consent of the Collateral Agent, the Obligor will not (A) vote to enable, or take any other action to permit, any issuer to issue any shares or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any shares or other equity securities of any nature of any issuer, (B) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Securities and Instruments or proceeds thereof (except pursuant to a transaction expressly permitted by the Amended and Restated Credit Agreement), (C) create, incur or permit to exist any Lien or option in favour of, or any claim of any person with respect to, any of the Securities and Instruments or proceeds thereof, or any interest therein, except for the security interests created by this amended and restated security agreement or (D) enter into any agreement or undertaking restricting the right or ability of the Obligor or the Collateral Agent to sell, assign or transfer any of the Securities pledged hereunder or proceeds thereof;

          (v) In the case where the Obligor is an issuer, such issuer agrees that (A) it will be bound by the terms of this amended and restated security agreement relating to the Securities pledged hereunder and issued by it and will comply with such terms insofar as such terms are applicable to it, and (B) the terms of
               Section 4.1(d)(vi) and Section 3.9 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 4.1(d)(vi) and Section 3.9 with respect to the Securities pledged hereunder and issued by it; and

          (vi) The Obligor hereby authorizes and instructs each issuer of any Securities pledged by the Obligor hereunder to (A) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this amended and restated security agreement, without any other or further instructions from the Obligor, and the Obligor agrees that each issuer shall be fully protected in so complying, and (B) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Securities pledged hereunder by the Obligor directly to the Collateral Agent.

     (e) No Transfers. The Obligor will not sell or offer to sell or otherwise transfer the Collateral or any interest therein except as permitted under the Amended and Restated Credit Agreement.

     (f) Maintenance of Insurance. The Obligor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Obligor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Collateral Agent. In addition, all such insurance shall be payable to the Collateral Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Secured Creditors. Without limiting the foregoing, the Obligor will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Obligor business interruption insurance; and product liability insurance.

     (g) Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of the other parties with a prior interest in the property covered thereby, (a) so long as no Event of Default (as defined in the Amended and Restated Credit Agreement) has occurred and is continuing, be disbursed to the Obligor for direct application by such Obligor solely to the repair or replacement of its property so damaged or destroyed and (b) in all other circumstances, be at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Collateral Agent may reasonably prescribe, for direct application by the Obligor solely to the repair or replacement of the Obligor's property so damaged or destroyed, or the Collateral Agent may apply all or any part of such proceeds to the Secured Obligations in accordance with the provisions of the Amended and Restated Credit Agreement.

     (h) Notice of Cancellation, etc. All policies of insurance shall provide for at least fifteen (15) days prior written cancellation notice to the Collateral Agent. In the event of failure by the Obligor to provide and maintain insurance as herein provided, the Collateral Agent may, at its option, provide such insurance and charge the amount thereof to the Obligor. The Obligor shall furnish the Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

     (i) Maintenance of Collateral; Compliance with Law. The Obligor will keep its Collateral in good order and repair, ordinary wear and tear excepted, and will not use the same in violation of law or any policy of insurance therein. The Collateral Agent, or its designee, may inspect the Collateral at any reasonable time, wherever located. The Obligor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this amended and restated security agreement except to the extent otherwise expressly permitted by the Amended and Restated Credit Agreement. The Obligor has at all times operated and will continue to operate its business in compliance with all applicable provisions of federal, provincial and local statutes and regulations dealing with the control, shipment, storage or disposal of hazardous materials or substances, except where a failure to so comply would not have a Material Adverse Effect (as defined in the Amended and Restated Credit Agreement).

     (j) Status of Accounts Collateral. The Obligor will, with respect to the Collateral (i) maintain books and records pertaining to the Collateral in such detail, form and scope as the Collateral Agent reasonably requires, (ii) immediately notify the Collateral Agent if any account in excess of Cdn.$50,000 arises out of contracts with any Governmental Entity, and execute any instruments and take any steps required by the Collateral Agent in order that all moneys due or to become due under the contract are assigned to the Collateral Agent and notice of such assignment be given to the Governmental Entity, and (iii) if any amount payable under or in connection with any account in excess of Cdn.$50,000 is evidenced by a promissory note or other instrument, immediately pledge, endorse, assign and deliver to the Collateral Agent the promissory note or instrument, as additional Collateral.

     (k) Perfection and Protection of Security Interest. The Obligor will perform, execute and deliver, all acts, agreements and other documents as may be reasonably requested by the Collateral Agent at any time to register, file, signify, publish, perfect, maintain, protect, and enforce the Security Interest including (i) executing, recording and filing of the financing or other statements in connection therewith, in form and substance satisfactory to the Collateral Agent and pay all taxes, fees and other charges payable in connection therewith, (ii) delivering to the Collateral Agent the originals of all instruments, documents and chattel paper and all other Collateral of which the Collateral Agent determines it should have physical possession in order to perfect and protect the Security Interest, duly endorsed or assigned to the Collateral Agent, (iii) delivering to the Collateral Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are listed, (iv) placing notations on its books of account to disclose the Security Interest, (v) delivering to the Collateral Agent all letters of credit on which the Obligor is named beneficiary, and (vi) taking such other steps as are deemed necessary by the Collateral Agent to maintain the Security Interest.

     (l) Additional Security. The Obligor will grant to the Collateral Agent, for the benefit of the Secured Creditors, security interests and mortgages in such assets and properties of the Obligor as are not covered hereunder or as may be requested from time to time by the Collateral Agent pursuant to documentation reasonably satisfactory in form and substance to the Collateral Agent constituting valid and enforceable perfected security interests superior to and prior to the rights of all third persons and subject to no other Liens, except as permitted under the Amended and Restated Credit Agreement.
          Immediately upon the request of the Collateral Agent, the Obligor shall furnish the Collateral Agent in writing the description of all Intellectual Property or applications for Intellectual Property of the Obligor. In addition, the Obligor shall deliver to the Collateral Agent a copy of the certificate of registration of, or application for, such Intellectual Property with a Confirmation of Security Interest in the form of Schedule "D" hereto in respect of such Intellectual Property confirming the assignment for security of such Intellectual Property to the Collateral Agent hereunder and, upon request of the Collateral Agent, shall immediately make all such filings, registrations and recordings as are necessary or appropriate to perfect the Security Interest granted to the Collateral Agent in the Intellectual Property.

     (m) Further Assurances. The Obligor will make, execute, endorse, acknowledge, file and/or deliver, or cause to be made, executed, endorsed, acknowledged, filed or delivered, to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral or any other property or assets of the Obligor as the Collateral Agent may reasonably require. The Obligor will cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Collateral Agent to assure themselves that this
          Section 4.1 has been complied with.

Section 4.2 Representations, Warranties and Covenants Concerning Intellectual Property.Section"4.2 Representations, Warranties and Covenants Concerning Intellectual Property.

     (a) Schedule "C" lists all intellectual property owned by the Obligor in its own name on the date hereof.

     (b) On the date hereof, all material Intellectual Property of the Obligor described in Schedule "C" is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other person.

     (c) Except as set forth in Schedule "C", on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which the Obligor is the licensor or franchisor.

     (d) No decision or judgment has been rendered by any Governmental Entity which would limit, cancel or question the validity of, or the Obligor"s rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

     (e) No action or proceeding is pending, or, to the knowledge of the Obligor, threatened, on the date hereof seeking to limit, cancel or question the validity of any Intellectual Property or the Obligor"s ownership interest therein, or which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

     (f) The Obligor (either itself or through licensees) will (A) continue to use each material trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogues, brochures and price lists in order to maintain such trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such trademark, (C) use such trademark with the appropriate notice of registration and all other notices and legends required by applicable requirements of law, (D) not adopt or use any mark which is confusingly similar or a colourable imitation of such trademark unless the Collateral Agent, for the ratable benefit of the Secured Creditors, shall obtain a perfected security interest in such mark pursuant to this amended and restated security agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such trademark may become invalidated or impaired in any way.

     (g) The Obligor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material patent may become forfeited, abandoned or dedicated to the public.

     (h) The Obligor (either itself or through licensees) (A) will employ each material copyright and (B) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the copyrights may become invalidated or otherwise impaired. The Obligor will not (either itself or through licensees) do any act whereby any material portion of the copyrights may fall into the public domain.

     (i) The Obligor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

     (j) The Obligor will notify the Collateral Agent and the Secured Creditors immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the Canadian Intellectual Property Office or any court or tribunal in any country) regarding the Obligor's ownership of, or the validity of, any material Intellectual Property or the Obligor's right to register the same or to own and maintain the same.

     (k) Whenever the Obligor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the Canadian Intellectual Property Office or any similar office or agency in any other country or any political subdivision thereof, the Obligor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, the Obligor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's and the Secured Creditors' security interest in any copyright, patent or trademark and the goodwill and general intangibles of the Obligor relating thereto or represented thereby.

     (l) The Obligor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the Canadian Intellectual Property Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

     (m) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, the Obligor shall (A) take such actions as the Obligor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (B) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                                  ARTICLE 5
                                    GENERAL

Section 5.1  Notices

     All notices, requests and demands to or upon the respective parties hereto shall be in writing (including by telecopy), and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three business days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows:

(a)  to the Obligor at:

     Weigh-Tronix Canada, ULC
     c/o Weigh-Tronix, LLC
     293 S. Main Street
     Providence, Rhode Island 02903

     Attention:                   Don MacKenzie
                                  Chief Financial Officer

     Telephone:                   (401) 272-4402
     Facsimile:                   (401) 751-8829

(b) to the Collateral Agent or the Secured Creditors, to the Collateral Agent at:

     Fleet National Bank
     100 Federal Street
     Boston, MA 02110
     USA

     Attention:                   Connie Moore

     Telephone:                   (617) 434-9383

     Facsimile:                   (617) 434-4929

provided that any notice, request or demand to or upon the Collateral Agent or any Secured Creditor shall not be effective until received.

Section 5.2  Releases.

     (a) At such time as the Loans, the Reimbursement Obligations and the Other Obligations (other than Borrower Hedge Agreement Obligations) (as such capitalized terms are defined in the Amended and Restated Credit Agreement) shall have been paid in full, the Commitments (as defined in the Amended and Restated Credit Agreement) have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Security Interest created hereby, and this amended and restated security agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and the Obligor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Obligor. At the request and sole expense of the Obligor following any such termination, the Collateral Agent shall deliver to the Obligor any Collateral held by the Collateral Agent hereunder, and execute and deliver to the Obligor such documents as the Obligor shall reasonably request to evidence such termination.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by the Obligor in a transaction permitted by the Amended and Restated Credit Agreement, then the Collateral Agent, at the sole expense of the Obligor, shall execute and deliver to the Obligor all releases or other documents reasonably necessary or desirable for the release of the Security Interest created hereby in such Collateral.

Section 5.3  No Merger, Survival of Representations and Warranties.

     This amended and restated security agreement shall not operate by way of merger of any of the Secured Obligations and no judgment recovered by the Collateral Agent or any of the Secured Creditors shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Collateral Agent and the Secured Creditors in respect of the Secured Obligations.

Section"5.4  Further Assurances.Section"5.4  Further Assurances.

     The Obligor shall from time to time, whether before or after the Security Interest shall have become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Collateral Agent may reasonably require for (i) protecting the Collateral, (ii) perfecting the Security Interest, and (iii) exercising all powers, authorities and discretions conferred upon the Collateral Agent. The Obligor shall, from time to time after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Collateral Agent may require for facilitating the sale or other disposition of the Collateral in connection with its realization.

Section 5.5  Supplemental Security.

     This amended and restated security agreement is in addition and without prejudice to and supplemental to all other security now held or which may hereafter be held by the Collateral Agent or the Secured Creditors.

Section 5.6  Successors and Assigns.

     This amended and restated security agreement shall be binding upon the Obligor, its successors and assigns, and shall enure to the benefit of the Securred Creditors, the Collateral Agent and their respective successors and assigns. The Obligor may not assign, transfer or delegate any of its rights or obligations under this amended and restated security agreement without the prior written consent of the Collateral Agent.

Section 5.7  Overdue Amounts.

     Until paid, all amounts due and payable by the Obligor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgement, interest at the rate of interest for overdue principal set forth in the Amended and Restated Credit Agreement.

Section 5.8  Severability.

     If any provision of this amended and restated security agreement is deemed by any court of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

Section 5.9  Waivers, etc.

     No amendment of this amended and restated security agreement and no consent or waiver by the Collateral Agent or the Secured Creditors in respect hereof shall be effective unless made in writing and signed by an authorized officer of the Collateral Agent and then such amendment, consent or waiver shall be effective only in the specific instance and for the specific purpose for which given. Any such amendment shall be effective only if also signed by the Obligor. No failure or delay on the part of the Collateral Agent or the Secured Creditors in exercising a right under this amended and restated security agreement shall operate as a waiver of, or impair, any right of the Collateral Agent or the Secured Creditors however created. No single or partial exercise of a right shall preclude any further exercise of such right or the exercise of any other right.

Section 5.10 Application of Proceeds.

(1) At such intervals as may be agreed upon by the Borrowers and the Collateral Agent, or if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent"s election, the Collateral Agent may apply all or any part of the proceeds constituting the Collateral, in payment of the Secured Obligations in the following order:

          (i) to pay incurred and unpaid fees of the Collateral Agent under the Loan Documents;

          (ii) to the Collateral Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Secured Obligations, pro rata among the Secured Creditors according to the amounts of the Secured Obligations then due and owing and remaining unpaid to the Secured Creditors;

          (iii) to the Collateral Agent, for the application by it towards repayment of the Secured Obligations, pro rata among the Secured Creditors according to the amounts of the Secured Obligations then held by the Secured Creditors; and

          (iv) any balance of such proceeds remaining after the Secured Obligations have been paid in full, no Letters of Credit shall be outstanding and the Commitments (as defined in the Amended and Restated Credit Agreement) shall have been terminated shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same.

(2) It is understood that the Obligor shall remain liable to the extent of any deficiency between (x) the amount of the proceeds of the Collateral and (y) the aggregate outstanding amount of the Secured Obligations.

Section 5.11  Collateral Agent

     By accepting the benefits of this amended and restated security agreement, each Secured Creditor acknowledges and agrees that the rights and obligations of the Collateral Agent shall be as set forth in Section 9 of the Amended and Restated Credit Agreement.

Section 5.12  No Novation.

     Neither the execution and delivery of this amended and restated security agreement nor the grant of the Security Interest hereunder shall constitute or create any novation of the Original Security Agreement. Except as amended and restated in this amended and restated security agreement, the Collateral Agent and the Obligor acknowledge and agree that the Original Security Agreement continues in full force and effect and is enforceable against the Obligor in accordance with its terms.

Section 5.13  Governing Law.

     This amended and restated security agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     IN WITNESS WHEREOF the parties hereto have caused this amended and restated security agreement to be executed by their duly authorized officers as of the date first above written.

                                 WEIGH-TRONIX CANADA, ULC

                                 Per: /s/ Weigh-Tronix Canada, ULC
                                      ------------------------------
                                      Authorized Signing Officer



                                 FLEET NATIONAL BANK

                                 Per: /s/ Fleet National Bank
                                      --------------------------
                                      Authorized Signing Officer

                                  SCHEDULE A
                          INSTRUMENTS AND SECURITIES

Nil.

                                  SCHEDULE B
                            PERFECTION CERTIFICATE

                                  SCHEDULE C
                             INTELLECTUAL PROPERTY

Nil.

                                 SCHEDULE "D"
                   FORM OF CONFIRMATION OF SECURITY INTEREST
                           IN INTELLECTUAL PROPERTY

     WHEREAS:

     A. Weigh-Tronix Canada, ULC (the "Debtor"), an unlimited company incorporated and existing under the laws of the Province of Nova Scotia with offices at [address], is the owner of the [trade-marks/patents/copyrights/industrial designs] set forth in Exhibit A hereto, the registrations and applications for the [trade-marks/patents/copyrights/industrial designs] identified therein and the underlying goodwill associated with such [trade-marks/patents/copyrights/industrial designs] (collectively, the "[Trade-Marks/ Patents/Copyrights/Industrial Designs]"); and

     B. Fleet National Bank, as agent for certain lenders (the "Collateral Agent"), with offices at [address], has entered into an agreement with the Debtor, as reflected by a separate document entitled the "Amended and Restated Security Agreement" dated as of the [*] day of [*], [*] by which the Debtor granted to the Collateral Agent, a security interest in certain property, including the [Trade-Marks/Patents/Copyrights/Industrial Designs], in consideration of the provision of certain credit facilities to the Debtor;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged and in accordance with the terms and obligations set forth in the Amended and Restated Security Agreement, the Debtor confirms the grant to the Collateral Agent of a security interest in and to the [Trade-Marks/Patents/Copyrights/Industrial Designs].

     DATED at Toronto on this [*] day of [*], [*].

                                               WEIGH-TRONIX CANADA,  ULC

                                               Per:/s/ Weigh-Tronix Canada, ULC
                                                   ----------------------------
                                                   Authorized Signing Officer

     DATED at Toronto on this [*] day of [*], [*], before me appeared and the person who signed this instrument, who acknowledged that [he/she] signed it as a free act on [his/her] behalf or on behalf of the corporation identified and referred to herein as the Debtor.

____________________________
Signature of Notary Public

                                   EXHIBIT A
               TRADE-MARKS/PATENTS/COPYRIGHTS/INDUSTRIAL DESIGNS